SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 and 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (date of earliest event reported):

                       February 4, 2003 (January 30, 2003)


                            ONLINE POWER SUPPLY, INC.
--------------------------------------------------------------------------------
              Exact Name of Registrant as Specified in its Charter)

            Nevada                       00-29669               84-1176494
------------------------------    ----------------------    --------------------
 (State or other jurisdiction     (Commission File No.)      (I.R.S. Employer
       of incorporation)                                     Identification No.)



     8100 South Akron, Suite 308
     Englewood, Colorado                                         80112
--------------------------------------------------------    --------------------
     (Address of Principal Executive Offices)                  (Zip Code)


       Registrant's telephone number, including area code: (303) 741-5641


                                 Not Applicable
--------------------------------------------------------------------------------
               (Former Name, Former Address or Former Fiscal Year,
                          if Changed From Last Report)

ITEM 5.  OTHER EVENTS.


     On January 8, 2003, the company reported on Form 8-K the initiation of a lawsuit (filed December 18, 2002) in District Court, Arapahoe County, Colorado, against Saturn Electronics & Engineering, Inc., Auburn Hills, Michigan. Saturn was the contract manufacturer for the company's power supply devices.

     On January 22, 2003, the company reported on Form 8-K that the company has selected OEM Worldwide, Inc. to be the contract manufacturer of the company's products.

     Saturn has removed the lawsuit from District Court, Arapahoe County, Colorado, to Federal District Court, Denver, Colorado. The lawsuit will be processed in Federal District Court, Denver, Colorado. The Federal case number is 03-WM-103 (PAC).

     Saturn has filed its answer to our lawsuit, generally denying the allegations made by the company. Further, Saturn has filed counter claims against the company, principally for (1) injunctive relief (requesting that an order be entered by the court enjoining the company from transferring its manufacturing business to OEM, because Saturn alleges it has the contract right to be the company's exclusive global manufacturer of power supply products developed and sold by the company for the duration of the specific product families); and (2) breach of contract (nonpayment of at least $1.4 million allegedly owed to Saturn by the company for manufacture of product since summer
2002).

     In furtherance of its counter claim for injunctive relief, Saturn has filed a motion for preliminary injunction, requesting the Federal court to order the company to send all its manufacturing business to Saturn and not take any action to continue the company's relationship with OEM.

     We expect the Federal court will schedule a hearing on Saturn's motion for preliminary injunction in the immediate future. We will vigorously oppose Saturn's motion.

     Discovery in the company's case against Saturn, and Saturn's counter claims against the company, have not commenced, nor has a trial date been scheduled.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ONLINE POWER SUPPLY, INC.


Dated: February 4, 2003                     By:   /s/  Glenn M. Grunewald
                                                --------------------------------
                                                GLENN M. GRUNEWALD,
                                                Chief Executive Officer